SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 31, 2014

FLIKMEDIA, INC.

(formerly, Crossbox, Inc.)

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-53337	27-1139744
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

5000 Birch Street, Suite 4800

Newport Beach, California

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(949) 373-7281

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Copies to:

Stephen A. Weiss, Esq.

Hunter Taubman Weiss, LLP

575 Lexington Avenue, Floor 4

New York, NY 10022

(212) 600-2284

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On July 31, 2014, FlikMedia, Inc., formerly, Crossbox, Inc., (the “Company”) issued a press release, attached hereto as Exhibit 99.1, announcing the acquisition of Flikdate, Inc., and additions to the Company’s executive management team.

In a related development, the Company announced on July 31, 2014 that it has changed its trading symbol from CBXX to “FLKM”.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits

99.1 Press Release issued by FlikMedia, Inc., on August 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2014

FlikMedia, Inc.

By:	/s/Nick Bicanic
Name:	Nick Bicanic
Title:	Chief Executive Officer